EXHIBIT 10.5C
                                                                   -------------

                       SECOND AMENDMENT TO LEASE AGREEMENT

                        BETWEEN THOMAS AND ELSA KANE AND

                            PACIFIC BIOMETRICS, INC.

         THIS SECOND AMENDMENT to this Lease, made this 20th day of April, 2007, by and between Thomas and Elsa Kane ("Landlord") and Pacific Biometrics, Inc. ("Tenant").

         R E C I T A L S:

         A. In accord with the terms of "Lease Agreement" of April 23, 1997 (as amended by First Amendment to Lease Agreement of January 20, 1998) Landlord has leased to Tenant the premises described in Exhibit A of the Lease Agreement. The Lease presently expires October 31, 2007.

         B. Landlord and Tenant wish to extend the Lease until October 31, 2012 and also wish to grant to Tenant an option to extend for an additional five (5) years thereafter.

         C. Landlord and Tenant wish to retain and reaffirm most of the paragraphs of the Lease Agreement of April 23, 1997 with those retained provisions controlling the Landlord Tenant relationship during the extended period(s). The retained provisions are attached as Exhibit A to this Second Amendment.

         NOW, THEREFORE, IT IS HEREBY AGREED as follows:

         1. The Lease of April 23, 1997 be and hereby is extended for a five (5) year period and it will accordingly terminate at midnight on October 31, 2012. It is agreed that during the extended period the provisions of the Lease contained in Exhibit A attached will control.

         2. During the five (5) year extended term, the monthly rent will be:

         Year 1                          $20,361.00
         Year 2                          $21,000.00
         Year 3                          $21,639.00
         Year 4                          $22,278.00
         Year 5                          $22,917.00

         The above rental reflects an agreed reduction in rent by Landlord of $38,325.00 as a rent allowance to Tenant for Landlord's contribution to cost of improvements performed and to be performed by Tenant. In addition, Landlord shall pay to Tenant an additional $38,325.00 in cash upon mutual execution of this Second Amendment as

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

a cash allowance to Tenant for Landlord's contribution to cost of improvements performed, and to be performed, by Tenant. These approved improvements are scheduled on Exhibit B attached.

         3. Landlord grants to Tenant the exclusive option and privilege of extending the term of this Lease for an additional five (5) year period following October 31, 2012 upon the same terms and conditions in Exhibit A attached hereto and incorporated herein. If Tenant decides to exercise this option, Tenant shall give written notice to Landlord of its election not less than sixty (60) days prior to October 31, 2012. Upon the giving of such notice, the Lease shall be extended and shall continue for the additional five (5) year period and the execution of a new lease or instrument of any kind shall not be required, PROVIDED THAT the amount of rent for the period following October 31, 2012 shall be agreed by Landlord and Tenant or if unable to agree, in accord with the following procedure: Within ten (10) days after the Notice of Election to Exercise, Landlord and Tenant shall each appoint a commercial real estate broker or appraiser with at least ten (10) years of experience with properties similar to the Premises in the general geographical area in which the Premises are located. The appraiser must be a licensed appraiser or a licensed real estate broker who has not been regularly employed or retained as a consultant, appraiser or agent for the appointing party.

         Within ten (10) days after both appraisers have been appointed, the appraisers shall decide what the fair market rent for the extended term would be and shall promptly notify Landlord and Tenant of their decision which shall be final and binding. In the event the appraisers do not agree, they shall each propose one (1) fair market value rent number in writing and shall then jointly appoint a third appraiser, who, after consultation, shall select one (1) rent number or the other as the fair market rent.

         4. Notwithstanding anything to the contrary in the Lease Agreement, Tenant may, upon delivery of notice to Landlord, sublease all or part of the Premises. Tenant's notice of intent to sublease must be delivered to Landlord at least fourteen (14) days prior to the proposed date of sublease. Tenant's notice must contain (1) the form of Sublease Agreement to be used; (2) the legal name of the subtenant; (3) a description of the nature of subtenant's business; (4) a summary of its business history; and (5) a brief financial summary of subtenant (which Landlord shall treat as confidential) sufficient to inform Landlord with regard to the subtenant's financial viability. As noted in the Lease Agreement, any such assignment or sublease shall not release Tenant from Tenant's Lease Agreement obligations. Landlord, after making a reasonable evaluation of items
(1) through (5) may refuse to consent to the sublease, if the proposed subtenant would be unsatisfactory.

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         5. NOTICE OF LANDLORD'S INTENTION TO LIST AND/OR SELL THE PROPERTY AND
TO PERMIT TENANT TO MAKE THE FIRST OFFER. Landlord agrees that if, at any time during the term of this Lease, a decision is made to enter a listing agreement and/or sell the property, Landlord will give written notice to Tenant that such decision has been made thirty (30) days prior to signing a Listing Agreement and/or contract to sell the property. Landlord agrees that, during the thirty
(30) day period, Landlord will neither accept nor consider any purchase offers from any other party. Tenant shall thereby be entitled to make the first offer.

         6. Except as modified herein, the Lease Agreement shall remain in full force and effect. IN WITNESS WHEREOF the parties have executed this Second Amendment to Lease Agreement on the day and year first above written.

LANDLORD:                              TENANT:


/s/ Thomas Kane                        PACIFIC BIOMETRICS, INC.
------------------------
Thomas Kane

/s/ Elsa Kane                          /s/ Ronald Helm
------------------------               -------------------------------
Elsa Kane                              By: Ronald Helm, President/CEO










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STATE OF WASHINGTON                   )
                                      )  ss.
COUNTY OF KING                        )

         On this day personally appeared before me Thomas Kane and Elsa Kane, to me known to be the individuals described in and who executed the within and foregoing instrument, and acknowledged that they signed the same as their free and voluntary act and deed, for the uses and purposes therein mentioned.

         GIVEN under my hand and official seal this 20th day of April, 2007.

                                      /s/ Cristyann Laxamana

                                      (Printed Name:  Cristyann Laxamana       )
                                                     --------------------------
                                      Notary Public for the State of Washington

                                      residing at:  23302 59th Pl. S
                                                   ----------------------------
                                      My commission expires:  June 20, 2010
                                                             ------------------


STATE OF WASHINGTON                   )
                                      )  ss.
COUNTY OF KING                        )

         On this 20th day of April, 2007, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Ronald Helm, to me known to be the President and CEO of Pacific Biometrics, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

         Witness my hand and official seal hereto affixed the day and year first above written.

                                      /s/ Cristyann Laxamana

                                      (Printed Name:  Cristyann Laxamana       )
                                                     --------------------------
                                      Notary Public for the State of Washington

                                      residing at:  23302 59th Pl. S
                                                   ----------------------------
                                      My commission expires:  June 20, 2010
                                                             ------------------

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                                    EXHIBIT A

                                 LEASE AGREEMENT

                 (Single Tenant for Entire Parcel - Triple Net)

This Has Been Prepared For Submission To Your Attorney For Review And Approval Prior To Signing No Representation is Made By Licensee As To Its Legal Sufficiency Or Tax Consequences

CBA Text Disclaimer. Text deleted try licensee indicated by strike. New text inserted try licensee Indicated by small capital letters.

THIS LEASE AGREEMENT (the "Lease") is entered into this _____ day of ________________ between TOM KANE AND ELSA KANE ("Landlord"), and PACIFIC BIOMETRICS, INC. ("Tenant"). Landlord and Tenant agree as follows:

1. LEASE SUMMARY.

     a. Leased Premises. The leased premises (the "Premises") consist of the real property legally described on attached Exhibit A, and all improvements thereon.

     b. Lease Commencement Date. The Lease shall commence on November 1, 2007, or such earlier or later date as provided in Section 3 (the "Commencement Date").

     c. Lease Termination Date. The Lease shall terminate at midnight on October 31, 2012, or such earlier or later date as provided in Section 3 (the "Termination Date").

     d. Base Rent. The base monthly rent shall be (check one): [__] $_______, or [XX] according to the Rent Rider attached hereto. Rent shall be payable at Landlord's address shown in Section 1(h) below, or such other place designated in writing by Landlord.

     g. Permitted Use. The Premises shall be used only for GENERAL OFFICE AND TESTING LABORATORY and for no other purpose without the prior written consent of Landlord.

     h. Notice and Payment Addresses:

     Landlord:  810 WEST HIGHLAND DRIVE, SEATTLE, WA 98119 Fax No.: 206-298-2936
               -------------------------------------------

     Tenant:  220 WEST HARRISON, SEATTLE, WA 98119 Fax No.: 206-298-9838
             -------------------------------------

2. PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3.   TERM.

     a. Commencement Date. The Lease shall commence on the date specified in
     Section 1(b).

4. RENT. Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term, and any other additional payments due to Landlord (collectively the "Rent") when required under this Lease. Payments for any partial month at the beginning or end of the Lease term shall be prorated.

     If any sums payable by Tenant to Landlord under this Lease are not received by the TENTH (10TH) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to Landlord and not paid within TEN (10) days of the due date shall, at Landlord's option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

     Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

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6.   USES. The Premises shall be used only for the use(s) specified in Section
     1(g) above (the "Permitted Use"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance.

7. COMPLIANCE WITH LAWS. Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Landlord represents to Tenant that, to the best of Landlord's knowledge, with the exception of any Tenant's Work, as of the Commencement Date, the Premises comply with all applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant's particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its expense, if the changes are required due to the nature of Tenant's activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

8. UTILITIES. Landlord shall not be responsible for providing any utilities to the Premises, but represents and warrants to Tenant that as of the Commencement Date electricity, water, sewer, and telephone utilities are available to the Premises. Tenant shall determine whether the available capacity of such utilities will meet Tenant's needs. Tenant shall install and connect, if necessary, and directly pay for all water, sewer, gas, janitorial, electricity, garbage removal, heat, telephone, and other utilities and services used by Tenant on the Premises during the Term, SO LONG AS such services are billed directly to Tenant.

9. TAXES. Tenant shall pay all Taxes (defined below) applicable to the Premises during the Lease term. All payments for Taxes shall be made at least ten (10) days prior to their due date. Tenant shall promptly furnish Landlord with satisfactory evidence that Taxes have been paid. If any Taxes paid by Tenant cover any period of time before or after the expiration of the Term, Tenant's share of those Taxes paid will be prorated to cover only the period of time within the tax fiscal year during which this Lease was in effect, and Landlord shall promptly reimburse Tenant to the extent required. If Tenant fails to timely pay any Taxes, Landlord may pay them, and Tenant shall repay such amount to Landlord with Tenant's next rent installment.

     The term "Taxes" shall mean: (i) any form of real estate tax or assessment imposed on the Premises by any authority, including any city, state or federal government, or any improvement district, as against any legal or equitable interest of Landlord or Tenant in the Premises or in the real property of which the Premises are a part, or against rent paid for leasing the Premises; and (ii) any form of personal property tax or assessment imposed on any personal property, fixtures, furniture, tenant improvements, equipment, inventory, or other items, and all replacements, improvements, and additions to them, located on the Premises, whether owned by Landlord or Tenant. "Taxes" shall exclude any net income tax imposed on Landlord for income that Landlord receives under this Lease.

     Tenant may contest the amount or validity, in whole or in part, of any Taxes at its sole expense, only after paying such Taxes or posting such security as Landlord may reasonably require in order to protect the Premises against loss or forfeiture. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part of such Taxes as finally determined, together with any costs, fees, interest penalties, or other related liabilities. Landlord shall cooperate with Tenant in contesting any Taxes, provided Landlord incurs no expense or liability in doing so.

10. ALTERATIONS. Tenant may make alterations, additions or improvements to the Premises, including any Tenant's Work identified on attached Exhibit B ("Alterations"), with the prior written consent of Landlord WHICH CONSENT WILL NOT BE UNREASONABLY WITHHELD OR DELAYED. The term "Alterations" shall not include the installation of shelves, movable partitions, Tenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord's consent shall not be required for Tenant's installation of those items. Tenant shall complete Alterations in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, and using contractors approved by Landlord. Landlord shall be deemed the owner of all Alterations except for those which Landlord requires to be removed at the end of the Lease term. Tenant shall remove all Alterations at the end of the Lease term unless Landlord conditioned its consent upon Tenant leaving a specified Alteration at the Premises, in which case Tenant shall not remove such Alteration. Tenant shall immediately repair any damage to the Premises caused by removal of Alterations.

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

11. REPAIRS AND MAINTENANCE. Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all NON-STRUCTURAL repairs and replacements necessary to keep the Premises in safe operating condition, but excluding the roof, foundation and exterior walls, which Landlord shall maintain in good condition and repair at Landlord's expense. Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the acts of Landlord or its agents, employees, contractors or invitees therein.

     Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

12. ACCESS. After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents and employees to enter the Premises at all reasonable times for the purposes of repair or inspection. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, LANDLORD RECOGNIZES THE WORK TO BE PERFORMED BY TENANT IS CONFIDENTIAL AND PROPRIETARY, AND LANDLORD WILL USE ITS BEST EFFORTS TO ENTER THE PREMISES, OR ALLOW ITS AGENTS AND EMPLOYEES TO ENTER THE PREMISES, ONLY WHEN ACCOMPANIED BY AN ESCORT PROVIDED BY TENANT. LANDLORD WILL BE LIABLE TO TENANT FOR ANY DAMAGE RESULTING FROM LANDLORD'S VIOLATION OF THIS SECTION 12.

13. SIGNAGE. Tenant shall obtain Landlord's written consent before installing any signs upon the Premises WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD OR DELAYED. Tenant shall install any approved signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

14.  DESTRUCTION OR CONDEMNATION.

     a. Damage and Repair. If the Premises are partially damaged but not rendered untenantable, by fire or other insured casualty, then Landlord shall diligently restore the Premises and this Lease shall not terminate. The Premises shall not be deemed untenantable if less than twenty-five percent (25%) of the Premises are damaged. If insurance proceeds are available to Landlord but are not sufficient to pay the entire cost of restoring the Premises, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within sixty (60) days of the date of such casualty. LANDLORD MAY, HOWEVER, CARRY "FULL REPLACEMENT COST" INSURANCE.

     If the Premises are entirely destroyed, or partially damaged and rendered TOTALLY untenantable, by fire or other casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises to their previous condition. If, within 60 days after receipt by Landlord from Tenant of written notice that Tenant REASONABLY deems the Premises untenantable, Landlord fails to notify Tenant of its election to restore the Premises, or if Landlord is unable to restore the Premises within six (6) months of the date of the casualty event, then Tenant may elect to terminate the Lease.

     If Landlord restores the Premises under this Section 14(a), Landlord shall proceed with reasonable diligence to complete the work, and the base monthly rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or destruction of the Premises did not result from, THE neglect of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, OR invitees. Provided, Landlord complies with its obligations under this Section, no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises. Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant or as provided in Exhibit B or on Tenant's furniture or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Landlord's negligence.

     b. If the Premises are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall automatically terminate as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises and all Rents and other payments shall be paid to that date. In case of taking of a part of the Premises that does not render the Premises untenantable, then this Lease shall continue in full force and effect and the base monthly rental shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such

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     reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises and Tenant shall make no claim for the value of its leasehold. Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Tenant's claim reduce Landlord's award.

15.  INSURANCE.

     a. Liability Insurance. During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall name Landlord as an additional insured, and shall insure Tenant's activities and those of Tenant's employees, officers, contactors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property with a combined single limit of not less than $1,000,000, and a deductible of not more than $5,000. The insurance will be noncontributory with any liability insurance carried by Landlord.

     b. Casualty Insurance. During the Lease term, Tenant shall pay for and maintain all-risk coverage casualty insurance for the Premises, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the policy, and in an amount not less than the replacement cost of the Premises, with a deductible of not more than $5,000. The casualty insurance policy shall name Tenant as the insured and Landlord and Landlord's lender(s) as additional insureds, with loss payable to Landlord, Landlord's lender(s), and Tenant as their interests may appear. In the event of a casually loss on the Premises, Landlord may apply insurance proceeds under the casualty insurance policy in the manner described in Section 14(a).

     c. Miscellaneous. Insurance required under this Section shall be with companies rated A-XV or better in Best's Insurance Guide, and which are authorized to transact business in the State of Washington. No Insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, copies or certificates of the insurance policies required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

     d. Waiver of Subrogation. Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

16. INDEMNIFICATION. Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Tenant or Tenant's officers, contractors, licensees, agents, servants, employees, guests, OR invitees on or around the Premises as a result of any act, omission or negligence of Tenant, or Tenant's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant's defense obligation. Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, arising from any negligent or wrongful act or omission of Landlord or Landlord's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel acceptable to Tenant in defense of any action within Landlord's defense obligation.

17. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a "Transfer") or any part of the Premises, without first obtaining Landlord's written consent, which shall not be unreasonably withheld or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord's consent to such transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord's consent to any subsequent Transfer.

     If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

     As a condition to Landlord's approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor, if

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     required, for the payment of Rent and performance of all terms of this
     Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption Instruments.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, IF TENANT IS A PUBLICLY OWNED COMPANY, TRANSFERS OF STOCK IN TENANT IN ANY AMOUNT WILL BE PERMITTED WITHOUT LANDLORD'S CONSENT.

18. LIENS. Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys' fees, which Landlord could reasonably incur as a result of such lien(s).

19. DEFAULT. The following occurrences shall each be deemed an Event of Default by Tenant:

     a. Failure To Pay. Tenant fails to pay any sum, including Rent, due under this Lease following THREE (3) days written notice from Landlord of the failure to pay.

     c. Insolvency. Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver, assignee, or other liquidating officer is appointed for Tenant's business, provided that in the event of any Involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

     d. Levy or Execution. Tenant's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

     e. Other Non-Monetary Defaults. Tenant breaches any agreement, term or covenant of this Lease other than one requiting the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 10 days after notice by Landlord to Tenant of the breach.

     G. NOTWITHSTANDING ANYTHING IN THE LEASE TO CONTRARY, IF ANY BREACH OF THIS LEASE BY TENANT CANNOT REASONABLY BE CURED WITHIN THIRTY (30) DAYS, SUCH BREACH WILL NOT BE AN EVENT OF DEFAULT UNDER THIS LEASE SO LONG AS TENANT COMMENCES TO CURE THE BREACH WITHIN THE THIRTY (30) DAY PERIOD AND DILIGENTLY PURSUES TO CURE THE BREACH WITHIN A REASONABLE PERIOD OF TIME.

20.  REMEDIES.

     Landlord shall have the following remedies upon an Event of Default. Landlord's rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

     a. Termination of Lease. Landlord may terminate Tenant's interest under the Lease, but no act by Landlord other than written notice from Landlord to Tenant of termination shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in
     Section 20(b).

     b. Re-Entry and Reletting. Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions, as

     Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. During the Event of Default, Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, LESS PLUS the net proceeds, if any, after reletting the Premises, after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Tenant's property and equipment, and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

     c. Waiver of Redemption Rights. Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

     d. Nonpayment of Additional Rent. All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

     e. Failure to Remove Property. If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord's request, Landlord may, at its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, without notice to Tenant. Landlord shall apply the proceeds of such sale:
     (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the sums of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord's right to sell Tenant's personal Property as permitted by law to foreclose Landlord's lien for unpaid rent.

     F. LANDLORD DEFAULT. LANDLORD WILL BE IN DEFAULT UNDER THIS LEASE IF LANDLORD FAILS TO PERFORM OR OBSERVE ANY OBLIGATION OF LANDLORD UNDER THIS LEASE IF THE FAILURE IS NOT CURED WITHIN THIRTY (30) DAYS AFTER WRITTEN NOTICE HAS BEEN GIVEN BY TENANT TO LANDLORD. IF THE DEFAULT CANNOT REASONABLY BE CURED WITHIN THIRTY (30) DAYS, LANDLORD WILL NOT BE IN DEFAULT IF LANDLORD COMMENCES TO CURE THE DEFAULT WITHIN THE THIRTY (30) DAY PERIOD AND DILIGENTLY PURSUES TO CURE THE DEFAULT WITHIN A REASONABLE PERIOD OF TIME. IF, HOWEVER, THE NATURE OF THE DEFAULT ADVERSELY IMPACTS TENANT'S ABILITY TO CONDUCT THEIR BUSINESS, THEN CURE PERIOD SHOULD BE NO MORE THAN FIVE (5) WORKING DAYS AFTER TENANT'S NOTICE. IF LANDLORD IS IN DEFAULT UNDER THIS LEASE, TENANT MAY (A) CURE LANDLORD'S DEFAULT AND OFFSET RENT PAYMENTS UNTIL TENANT HAS RECOVERED THE COST OF SUCH CURE OR (B) TERMINATE THIS LEASE, IN WHICH CASE THIS LEASE SHALL BE OF NO FURTHER FORCE OR EFFECT AND NEITHER PARTY SHALL HAVE ANY FURTHER OBLIGATION TO THE OTHER.

21. MORTGAGE SUBORDINATION AND ATTORNMENT. This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("Landlord's Mortgage"), provided the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided such person(s) assume the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than fifteen (15) days execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each of Landlord's Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

22. NON-WAIVER. Landlord's waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord or Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

23. HOLDOVER. If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law.

     During such tenancy, Tenant agrees to pay to Landlord 125% of the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect.

24. NOTICES. All notices under this Lease shall be in writing and effective (i) when delivered in person; (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

25. COSTS AND ATTORNEYS' FEES. If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, at trial and on appeal.

26. ESTOPPEL CERTIFICATES. Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications OR ADDITIONS necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires;
     (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord;
     (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of Landlord's interest in the Premises. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

27. TRANSFER OF LANDLORD'S INTEREST. This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

28. RIGHT TO PERFORM. If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

29. HAZARDOUS MATERIAL. Landlord represents and warrants to Tenant that to the best of Landlord's knowledge, there is no "Hazardous Material" (as defined below) on, in, or under the Premises as of the Commencement Date except as otherwise disclosed to Tenant in writing before the execution of this Lease. LANDLORD DISCLOSES THAT THERE ARE CERTAIN AREAS OF THE BUILDING WHICH CONTAIN ASBESTOS. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Lease term as the result of such contamination.

     Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Tenant breaches the obligations stated In the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

     Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Material on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval may be withheld at Landlord's sole discretion.

     As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government due to its potential harm to the health, safety or welfare of humans or the environment.

30. RIGHT OF ENTRY. Landlord and its agents, employees and contractors shall have the right to enter the Premises at reasonable times for inspection, to make repairs, alterations, and improvements, to show the Premises to prospective purchasers and, within six (6) months prior to the expiration of the Lease term, to show the Premises to prospective tenants.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS LEASE, LANDLORD RECOGNIZES THE WORK TO BE PERFORMED ON THE PREMISES BY TENANT IS CONFIDENTIAL AND PROPRIETARY, AND LANDLORD WILL USE ITS BEST EFFORTS TO ENTER THE PREMISES, OR ALLOW ITS AGENTS AND EMPLOYEES TO ENTER THE PREMISES, ONLY WHEN ACCOMPANIED BY AN ESCORT PROVIDED BY TENANT. LANDLORD WILL BE LIABLE TO TENANT FOR ANY DAMAGE RESULTING FROM LANDLORD'S VIOLATION OF THIS SECTION 30.

31. QUIET ENJOYMENT. So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord's Mortgage or any successor thereto.

32.  GENERAL.

     a. Heirs and Assigns. This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     b. Brokers' Fees. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

     c. Entire Agreement. This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant

     d. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

     e. Force Majeure. Time periods for either party's performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

     f. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

     g. Memorandum of Lease. This Lease shall not be recorded. However, Landlord and Tenant shall, at the other's request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit A.

     h. Submission of Lease Form Not an Offer. One party's submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

     i. Authority of Parties. Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

33. EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Lease:

     Exhibit A - Legal Description
     Exhibit B - Tenant Improvement Schedule

     (Check the box for any of the, following that will apply. Any riders checked shall be effective only upon being initialed by the parties and attached to the Lease. Capitalized terms used in the Riders have the meanings given to them in the Lease.)

     [ ]  Retail Use Rider
     [ ]  Arbitration Rider

     [ ]  Guaranty of Tenant's Lease Obligations Rider
     [ ]  Option to Extend Rider

                    LIMITATION ON LANDLORD'S LIABILITY RIDER

Landlord and Tenant agree that Tenant's recourse against Landlord for any obligations of Landlord under this Lease shall be limited to Tenant's execution against Landlord's right, title and interest from time to time in the Premises. Neither Landlord nor any of its partners, shareholders, members, officers, directors, or other principals shall have any personal liability to Tenant as the result of any breach or default by Landlord under this Lease.

/s/ JAK                    /s/ PJK
--------------------       ------------------
Landlord's Initials:       Tenant's Initials:

/s/ EK
--------------------       ------------------
Landlord's Initials:       Tenant's Initials:

STATE OF WASHINGTON            )
                               )  ss.
COUNTY OF KING                 )

I certify that I know or have satisfactory evidence that Elsie Kane is the person who appeared before me and said person acknowledged that Elsie Kane signed this instrument, on oath stated that Elsie Kane was authorized to execute the instrument and acknowledged it as the landlord of said to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: 5-12, 1997

(Seal or stamp)

                                      /s/ Holly Fergusa
                                      -----------------------------------------
                                      (Printed Name:  Holly Fergusa            )
                                                     --------------------------
                                      Notary Public for the State of Washington

                                      residing at:  Seattle
                                                   ----------------------------
                                      My commission expires:  2-27-98
                                                             ------------------


STATE OF WASHINGTON            )
                               )  ss.
COUNTY OF KING                 )

I certify that I know or have satisfactory evidence that Thomas Kane is the person who appeared before me and said person acknowledged that Thomas Kane signed this instrument, on oath stated that Thomas Kane was authorized to execute the instrument and acknowledged it as the landlord of said to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: 5-12, 1997

(Seal or stamp)

                                      /s/ Holly Fergusa
                                      -----------------------------------------
                                      (Printed Name:  Holly Fergusa            )
                                                     --------------------------
                                      Notary Public for the State of Washington

                                      residing at:  Seattle
                                                   ----------------------------
                                      My commission expires:  2-27-98
                                                             ------------------

                                    Exhibit A

                               [Legal Description]

Lot 7, 8 and South Half of Lot 9, Block 12, of D.T. Denny's North Seattle Addition to the City of Seattle as recorded In Volume 1 of Plats, Page 41, King County, Washington.

STATE OF WASHINGTON            )
                               )  ss.
COUNTY OF KING                 )

I certify that I know or have satisfactory evidence that Paul Kanan is the person who appeared before me and said person acknowledged that Paul Kanan signed this instrument, on oath stated that Paul Kanan was authorized to execute the instrument and acknowledged it as the President & CEO of Pacific Biometrics, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         DATED: May 14, 1997

(Seal or stamp)
                                      /s/ Max Mayer
                                      -----------------------------------------
                                      (Printed Name:  Max Mayer                )
                                                     --------------------------
                                      Notary Public for the State of Washington

                                      residing at:  Seattle
                                                   ----------------------------
                                      My commission expires:  Sept. 27, 2000
                                                             ------------------



STATE OF WASHINGTON            )
                               )  ss.
COUNTY OF __________           )

I certify that I know or have satisfactory evidence that ____________________ is the person who appeared before me and said person acknowledged that ____________________ signed this instrument, on oath stated that
____________________ was authorized to execute the instrument and acknowledged it as the ____________________ of ____________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         DATED:______________________________.

(Seal or stamp)


                                      (Printed Name:                           )
                                                     --------------------------
                                      Notary Public for the State of Washington
                                      residing at:
                                                   ----------------------------
                                      My commission expires:
                                                             ------------------

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

TOM KANE  /S/ THOMAS KANE            PACIFIC BIOMETRICS, INC.
         -----------------------                              ------------------
                LANDLORD:                                           TENANT:

ELSA KANE  /S/ ELSA KANE             /s/ Paul G. Kanan
          ----------------------     ------------------------------
             LANDLORD:                          TENANT:

                                     Paul G. Kanan
--------------------------------     ------------------------------
           By:                                   By:

                                     President & CEO
--------------------------------     ------------------------------
           Its:                                  Its:

                                    EXHIBIT B

6/23/2006

                            Pacific Biometrics, Inc.
                           Building Improvement Needs

--------------------------------------- ----------- ---------- ----------- ------------ ------------
Building Improvements Listing            J / L / P   Estimate                               Blend
--------------------------------------- ----------- ---------- ----------- ------------ ------------
                                                         A         B            C            D
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Window Replacement                       J / L / P                           $130,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Painting Interior and Exterior           J / L / P    $39,230                              $39,250
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Canopy Replacement                       J / L / P    $15,000                              $15,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Rest rooms Renovation/Update             J / L / P    $ 9,800                              $ 9,800
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Chemical Hood Move                       J / L / P    $11,750                              $11,750
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Power Upgrade - Facility                 J / L / P                           $189,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Short Term 200A Breaker & Circuit box    J / L / P               $30,000                   $30,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Clear Boiler room                        J / L / P    $ 4,500                              $ 4,500
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Locker Room Renovation                   J / L / P    $ 3,000                              $ 3,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Project Management Area Renovation       J / L / P    $20,000                              $20,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Resurface the parking lot surface???     J / L / P    $20,000                              $20,000
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Alley way repair???                      J / L / P      ???
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Total                                                $123,300    $30,000     $319,000     $153,300

--------------------------------------- ----------- ---------- ----------- ------------ ------------
Off Site Space Rental for Freezers
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Freezer Storage Offsite (For 3 Yrs.)     J / L / P    $30,240
--------------------------------------- ----------- ---------- ----------- ------------ ------------
8 units per year cost                    J / L / P
--------------------------------------- ----------- ---------- ----------- ------------ ------------
Moving and setup                         J / L / P    $ 1,500
--------------------------------------- ----------- ---------- ----------- ------------ ------------